Exhibit 10.1

TERM LOAN AND JOINDER AGREEMENT

THIS TERM LOAN AND JOINDER AGREEMENT (this “Agreement”) is made and entered into as of the 20th day of June, 2006 among APPLIED LNG TECHNOLOGIES USA, L.L.C., a Delaware limited liability company (“Applied LNG”), ARIZONA LNG, L.L.C., a Nevada limited liability company (“Arizona LNG”), FLEET STAR, INC., a Delaware corporation (“Fleet Star”), ALTERNATIVE FUELS TECHNOLOGIES, LLC, a Texas limited liability company (“Alternative Fuels”), RENEWABLE ALTERNATIVE FUELS, LLC, a Delaware limited liability company (“Renewable Alternative”), APOLLO DRILLING, LLC, a Texas limited liability company (“Apollo Drilling”; Applied LNG, Arizona LNG, Fleet Star, Alternative Fuels, Renewable Alternative and Apollo Drilling are referred to herein individually as a “Borrower” and collectively as the “Borrowers”), and FCC, LLC, d/b/a FIRST CAPITAL, a Florida limited liability company (“Lender”).

W I T N E S S E T H:

WHEREAS, each Borrower (other than Apollo Drilling) and Lender are parties to that certain Loan and Security Agreement dated as of April 14, 2006 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”); and

WHEREAS, Parent has acquired a majority of the outstanding capital stock of SIAM IMPORTS, INC., a Nevada corporation (“Siam”); and

WHEREAS, Siam owns 100% of the membership interests of Apollo Drilling; and

WHEREAS, Borrowers have requested that Apollo Drilling join the Loan Agreement as an additional Borrower thereunder and that Lender make an additional term loan to Borrowers.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

2.                                       Joinder of Apollo Drilling as a Borrower.  The Loan Agreement is hereby amended to make Apollo Drilling an additional “Borrower” thereunder as if it were initially a party thereto.  Apollo Drilling hereby acknowledges and agrees that (a) it is familiar with the Loan Agreement and the other Loan Documents, and (b) from and after the date hereof, it is jointly and severally liable with each other Borrower for all outstanding Obligations.

3.                                       Grant of Security Interest by Apollo Drilling.  Without limiting the generality of Section 2 above, Apollo Drilling hereby pledges, assigns and grants to Lender a lien on and security interest in all right, title and interest of Apollo Drilling in and to the Collateral (including, without limitation, all of its accounts, inventory, equipment (including all drilling rigs and related equipment), general intangibles, chattel paper, goods, instruments, investment property, letter-of-

credit rights, letters of credit and deposit accounts, as each of the foregoing terms are defined in the UCC, in each case whether now owned or existing or hereafter acquired or arising) as security for all of the Obligations.

4.                                       Representations and Warranties.  Borrowers hereby represent and warrant to Lender as follows:

(a)                                  The following information with respect to Apollo Drilling is true and correct:

Exact Legal Name:	Apollo Drilling, LLC
Type of Organization:	Limited Liability Company
State of Organization:	Texas
Organizational ID Number:	800611692

(b)                                 The following information with respect to Siam is true and correct:

Exact Legal Name:	Siam Imports, Inc.
Type of Organization:	Corporation
State of Organization:	Nevada
Organizational ID Number:	C12599-2003

(c)                                  The chief executive office of each of Siam and Apollo Drilling is located at 3001 Knox Street, Suite 403, Dallas, Texas 75205 (the “Headquarters”), and Apollo Drilling has not had any other chief executive office other than the Headquarters.  The chief executive office of Siam was formerly located at 4252 Bonita Road, Bonita, California 91902.  All assets of Siam are located at the Headquarters, and all assets of Apollo Drilling (other than the Rigs, as defined below) are located at the Headquarters.  Two of the Rigs are located on the premises of MCT Drilling Operations, Inc. at 800 West Rock Creek Road, Norman, Oklahoma 73069, and the third Rig is located on the premises of Flying J Land 7 Cattle, Inc. at P. O. Box 8, Nowata, Oklahoma 74048.  None of the Rigs is currently on lease to any third party.

(d)                                 Apollo Drilling has good and marketable title to each of the three drilling rigs described on Exhibit A attached hereto (each, a “Rig”).  No such Rig is subject to any Lien other than the security interest in favor of Lender.  Parent purchased the Rigs from MCT Drilling, Inc. and ReservoirEnergy Equipment in the ordinary course of business and free and clear of all Liens.  Parent contributed the Rigs to Apollo Drilling as a capital contribution free and clear of all Liens.

(e)                                  Apollo Drilling is the sole subsidiary of Siam.  Apollo Drilling has no subsidiaries.  Siam owns 100% of the outstanding membership interests of Apollo Drilling.  Parent owns 91.7% of the outstanding capital stock of Siam, and public stockholders own the remaining 8.3% of the outstanding capital stock of Siam.

Each of the foregoing representations and warranties shall be deemed to supplement the representations and warranties under the Loan Agreement.  Each request for a Loan or other financial accommodation by any Borrower will be deemed to be a reaffirmation of all of Borrowers’ warranties and representations hereunder.

5.                                       Additional Term Loan.

(a)                                  In addition to the Term Loan, upon the satisfaction of the conditions precedent specified below, Lender shall make a term loan to Borrowers in the principal amount of $1,000,000 (“Term Loan B”).  Lender will disburse Term Loan B by wire transfer in immediately available funds to such account as may be agreed upon by Borrowers and Lender.  Term Loan B shall constitute part of the Obligations and shall be secured by all of the Collateral.  All of the Collateral, including the assets of Apollo Drilling, shall secure all of the Obligations.  Any portion of Term Loan B which is repaid may not be reborrowed.

(b)                                 Notwithstanding Item 9 of the Schedule to the Loan Agreement, Term Loan B shall bear interest at a rate per annum equal to the Prime Rate plus 3.00 (computed on the basis of the actual number of days elapsed over a year of 360 days).

(c)                                  Borrowers shall make interest payments with respect to Term Loan B on the first day of each calendar month, commencing on July 1, 2006, and Borrowers shall make a payment of all outstanding principal plus accrued interest with respect to Term Loan B on the earlier of (i) December 20, 2006, and (ii) the termination of the Loan Agreement.

(d)                                 Borrowers shall have the right to prepay Term Loan B in whole or in part from time to time without penalty.  Each partial prepayment of Term Loan B shall be in a principal amount equal to $10,000 or any integral multiple thereof.

(e)                                  Borrowers shall be obligated to repay Term Loan B in full upon (i) termination of the Loan Agreement, and (ii) any acceleration of the maturity of Term Loan B or the facility for Revolving Loans contemplated by the Loan Agreement.  Additionally, Borrowers shall be required to repay Term Loan B to the extent of any proceeds from any sale or other disposition of any Rig or any other Equipment of Apollo Drilling (it being understood that this clause (ii) shall not be construed to permit any Borrower to sell or otherwise dispose of any Equipment without Lender’s prior written consent), in each case within two Business Days of the receipt thereof.  Additionally, if at any time for any reason, the outstanding principal balance of Term Loan B exceeds an amount equal to 65% of the orderly liquidation value of the Rigs, net of anticipated liquidation costs and expenses, including reasonable attorneys’ fees (which net orderly liquidation value shall be determined based on the most recent appraisal obtained by Lender), on which Lender has a perfected, first-priority security interest subject to no other Lien, Borrowers will immediately, without notice or demand, repay Term Loan B in an amount equal to such excess.

6.                                       Leases of Rigs.  Borrowers shall not lease or rent any Rig without Lender’s prior written consent, which shall not be unreasonably withheld.  Without limiting the right of Lender to deny such consent, Borrowers shall not be entitled to lease or rent any Rig without complying with the following requirements:

(a)                                  Borrowers shall provide the original of the lease or rental agreement and all related agreements, documents and instruments with respect thereto (collectively, a “Lease”) to Lender for its review, together with such other information as Lender may request with respect thereto (including financial information with respect to the proposed lessee (each, a “Lessee”)).  Lender shall retain the original of each Lease in its possession and control.

(b)                                 Each Lessee shall execute and deliver to Lender such documentation as Lender may reasonably request, including, without limitation: (i) an acknowledgment of Lender’s security interest in the applicable Rig, (ii) an agreement that Lender may repossess such Rig from such Lessee while a Default exists under the Loan Agreement, regardless of whether or not such Lessee is in compliance with the applicable Lease, (iii) an agreement that Lender may have reasonable access to such Rig from time to time for purposes of inspections, examinations and appraisals, (iv) an agreement that such Lessee shall provide to Lender such information regarding the applicable Rig as Lender may reasonably request from time to time, and (v) an agreement from such Lessee that it shall, from and after demand by Lender therefor, pay all amounts due under the applicable Lease directly to Lender for application to the Obligations.

(c)                                  Apollo Drilling, as secured party, shall cause a UCC financing statement to be recorded in the appropriate jurisdiction which names the applicable Lessee as the debtor thereunder and describes the applicable Rig as the collateral thereunder.

(d)                                 Borrowers shall provide evidence satisfactory to Lender that the applicable Rig is subject to insurance coverage under policies owned by Borrowers of such types and amounts as Lender may require and that the lease of such Rig does not invalidate any such policy.

7.                                       Power of Attorney.  Without limiting the generality of anything contained in the Loan Agreement, each Borrower hereby appoints and constitutes Lender as such Borrower’s attorney-in-fact, while a Default exists, to exercise all of such Borrower’s rights and remedies under any Lease.  All acts of said attorney-in-fact are hereby authorized, ratified and approved, and said attorney-in-fact will not be liable for any errors or mistake of fact or law.  This power, being coupled with an interest, is irrevocable while any of the Obligations remain unpaid or Lender has any commitment to Borrowers under the Loan Agreement or otherwise.

8.                                       Conditions Precedent to Term Loan B.  The effectiveness of the obligation of Lender to advance Term Loan B to Borrowers is conditioned upon the satisfaction of the following conditions precedent, in each case in a manner and pursuant to documentation in form, substance and effect satisfactory to Lender in its sole discretion:

(a)                                  Lender’s receipt of a duly executed original of this Agreement from Borrowers and Guarantors;

(b)                                 Lender’s receipt of a duly executed guaranty by Siam and each other Guarantor;

(c)                                  Lender’s receipt of evidence satisfactory to Lender that Lender has a perfected, first-priority security interest in the assets of Apollo Drilling and Siam, subject to no other Liens;

(d)                                 Lender’s receipt of evidence satisfactory to Lender that all of the Collateral of Apollo Drilling is covered by insurance of types and amounts satisfactory to Lender; and

(e)                                  such other instruments, documents, agreements, certificates, opinions of counsel, appraisals, acknowledgments and other items as Lender may request or require in its discretion.

9.                                       Cross Default.  This Agreement and each guaranty, pledge agreement and each other agreement, document and instrument executed and/or delivered in connection herewith shall constitute a Loan Document.  Any default or event of default or any breach of any representation, warranty, covenant or agreement by any Borrower hereunder or any such other agreement executed and/or delivered in connection herewith shall constitute a Default under the Loan Agreement and the other Loan Documents.

10.                                 Restatement of Representations and Warranties.  Borrowers hereby restate, ratify and reaffirm each and every term, condition representation and warranty heretofore made by them under or in connection with the execution and delivery of the Loan Agreement, as amended hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement and the Loan Documents.

11.                                 Reaffirmation of Loan Agreement.  Each Borrower hereby acknowledges and agrees that, except as expressly set forth herein, the Loan Agreement remains in full force and effect as originally written and constitutes the legal, valid, binding and enforceable obligation of Borrowers to Lender.

12.                                 Closing Fee and Other Fees, Costs and Expenses.  In consideration of the accommodations made by Lender hereunder, Borrowers jointly and severally agree to pay to Lender (a) on the date hereof a closing fee in the amount of $10,000, and (b) on demand all costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and the other Loan Documents and any other transactions contemplated hereby and thereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to Lender.

13.                                 No Default.  To induce Lender to enter into this Agreement, Borrowers hereby represent and warrant that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default under the Loan Agreement or any of the other Loan Documents.

14.                                 Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

15.                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

16.                                 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oklahoma, other than its laws respecting choice of law.

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IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be duly executed as of the date first above written.

APPLIED LNG TECHNOLOGIES USA, L.L.C.

By:
Dennis McLaughlin, Chief Executive Officer

ARIZONA LNG, L.L.C.

By:
Dennis McLaughlin, Chief Executive Officer

FLEET STAR, INC.

By:
Dennis McLaughlin, Chief Executive Officer

ALTERNATIVE FUELS TECHNOLOGIES, LLC

By:
Dennis McLaughlin, Chief Executive Officer

RENEWABLE ALTERNATIVE FUELS, LLC

By:
Dennis McLaughlin, Chief Executive Officer

APOLLO DRILLING, LLC

By:
George Lowrance, Chief Executive Officer

FCC, LLC, d/b/a FIRST CAPITAL

By:
John A. Curtis, Senior Vice President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

The undersigned, each a guarantor of the indebtedness of APPLIED LNG TECHNOLOGIES USA, L.L.C., a Delaware limited liability company (“Applied LNG”), ARIZONA LNG, L.L.C., a Nevada limited liability company (“Arizona LNG”), FLEET STAR, INC., a Delaware corporation (“Fleet Star”), ALTERNATIVE FUELS TECHNOLOGIES, LLC, a Texas limited liability company (“Alternative Fuels”), RENEWABLE ALTERNATIVE FUELS, LLC, a Delaware limited liability company (“Renewable Alternative”), and APOLLO DRILLING, LLC, a Texas limited liability company (“Apollo Drilling”; Applied LNG, Arizona LNG, Fleet Star, Alternative Fuels, Renewable Alternative and Apollo Drilling are referred to herein individually as a “Borrower” and collectively as the “Borrowers”) to FCC, LLC, d/b/a First Capital (the “Lender”) pursuant to a Guaranty dated as of April 14, 2006 and a Guaranty of even date herewith (each, a “Guaranty”), hereby (a) acknowledges receipt of the foregoing Agreement; (b) consents to the terms and execution thereof; (c) agrees that each Guaranty to which it is a party applies to Term Loan B described in the foregoing Agreement in addition to the other obligations of each Borrower to Lender; (d) reaffirms its obligations to Lender pursuant to the terms of each Guaranty to which it is a party; and (e) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under any Guaranty for all of each Borrower’s present and future indebtedness to Lender.

APOLLO RESOURCES INTERNATIONAL, INC.

By:
Dennis McLaughlin, Chief Executive Officer

By:
J. Mark Ariail, Chief Financial Officer

APOLLO LNG, INC.

By:
Dennis McLaughlin, Chief Executive Officer

By:
J. Mark Ariail, Chief Financial Officer

TXHLDM, INC.

By:
Dennis McLaughlin, Chief Executive Officer

SIAM IMPORTS, INC.

By:
George Lowrance, Chief Executive Officer

EXHIBIT A